Supplement Dated November 24, 1999 to the
Prospectus Dated August 27, 1999

NUVEEN FLAGSHIP MUNICIPAL TRUST
Nuveen Municipal Bond Fund


Dear Shareholder,

From its inception in 1976, the Nuveen Municipal Bond Fund has sought to provide shareholders with attractive returns while maintaining volatility lower than ordinary long-term municipal bond funds. Through much of its history, the fund has exhibited the volatility more typical of intermediate-term bond funds.  Recently, the fund's Board of Trustees approved two changes described below to more clearly reflect the fund's focus on investing in investment-grade quality municipal bonds with intermediate characteristics. These changes are intended to benefit existing and prospective fund shareholders by:

* Preserving the fund's historical intermediate volatility performance profile;
* Enhancing consistency of returns by managing the fund's duration within a specified range; and
* Clarifying the fund's intended investor benefits by reflecting its intermediate risk-return characteristics in the fund's name and third-party classification.


Effective November 24, 1999, the fund's Board of Trustees approved the following changes:

1. Fund duration range of between three and 10 years. The fund will invest in a diversified portfolio of investment-grade quality bonds of various maturities with a weighted average duration of between three and 10 years. Fund management intends to maintain portfolio duration within a defined range (currently between 4.5 and seven years) over time in order to be classified as an intermediate fund.

2. New fund name. The fund's name will change to the Nuveen Intermediate Duration Municipal Bond Fund to reflect the fund's policy of maintaining portfolio duration within a range characteristic of intermediate securities.




PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS FOR
FUTURE REFERENCE